UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 22, 2019

Howard Bancorp, Inc.
(Exact name of registrant as specified in charter)

Maryland	001-35489	20-3735949
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3301 Boston Street Baltimore, Maryland		21224
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code (410) 750-0020

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HBMD	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended ansition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 22, 2019, upon approval of the articles of amendment to the Company’s Articles of Incorporation, as amended (the “Charter”), by the stockholders of Howard Bancorp, Inc. (the “Company”), the board of directors (the “Board of Directors”) of the Company adopted Amended and Restated Bylaws, effective immediately upon adoption. The Amended and Restated Bylaws (the “Bylaws”) include the following amendment:

●
Article IX has been amended to provide that the Bylaws may be amended by a resolution adopted by a majority of the entire Board of Directors or by the stockholders of the Company by the affirmative vote of a majority of the votes cast on the matter at a meeting at which a quorum is present, replacing the previous version that provided the Board of Directors with the exclusive power to amend, alter, change or repeal the Bylaws.

The foregoing description of the Bylaws is not complete and is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is included as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Company’s Annual Meeting of Stockholders held on May 22, 2019 (the “Annual Meeting”), the Company’s stockholders voted on the following matters:

1.	To elect five Class II directors to serve for a three-year term expiring at the Annual Meeting of Stockholders in 2022 and until their successors are elected and qualify.

	Votes	Votes	Broker
Class II	For	Withheld	Non-Votes
W. Gary Dorsch	15,131,778	792,079	1,896,183
Michael B. High	15,267,854	656,003	1,896,183
Paul I. Latta, Jr.	14,508,701	1,415,156	1,896,183
Robert W. Smith, Jr.	14,508,846	1,415,011	1,896,183
Donna Hill Staton	14,297,341	1,626,516	1,896,183

2.	To approve an amendment to the Company’s Charter, to allow stockholders of the Company to amend the Company’s Bylaws.

Votes For	15,891,974
Votes Against	27,675
Abstain	4,208
Broker Non-Votes	1,896,183

3.	To approve amendments to the Charter to change the current super-majority vote requirement to amend certain sections of the Charter to a majority vote standard.

Votes For	15,817,097
Votes Against	104,120
Abstain	2,640
Broker Non-Votes	1,896,183

4.	To approve a non-binding advisory proposal to approve the compensation of the Company’s named executive officers.

Votes For	11,600,448
Votes Against	4,320,589
Abstain	2,820
Broker Non-Votes	1,896,183

5.	To approve a non-binding advisory proposal regarding the frequency of stockholder advisory vote on executive compensation.

One year	15,688,419
Two years	3,058
Three years	216,102
Abstain	16,278
Broker Non-Votes	1,896,183

6.	To ratify the appointment of Dixon Hughes Goodman LLP as the independent registered public accounting firm to audit the Company’s financial statements for 2019.

Votes For	17,664,442
Votes Against	114,797
Abstain	40,801

In light of the shareholder vote on the advisory proposal regarding the frequency of future advisory votes on executive compensation and the Board of Directors’ recommendation that stockholders vote in favor of holding future advisory votes on executive compensation on an annual basis, the Company will hold such vote on an annual basis until the next required vote on the frequency of shareholder votes on executive compensation.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Howard Bancorp, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOWARD BANCORP, INC.

Dated: May 23, 2019

	By:	/s/ George C. Coffman
George C. Coffman
Executive Vice President and Chief Financial Officer